Exhibit 10.68

WARRANT EXCHANGE AGREEMENT

THIS WARRANT EXCHANGE AGREEMENT ("***Agreement***") is entered into on this 17 day of November, 2022 by and among SECOND STREET CAPITAL, LLC ("***Holder***"), OCEAN BIOMEDICAL, INC. ("***Ocean***") and AESTHER HEALTHCARE ACQUISITION CORP. ("***Aesther***"). Each of Holder, Ocean and Aesther are a "***Party***", and collectively are the "***Parties***".

WHEREAS, Holder is the holder of a warrant to purchase 312,500 shares of common stock of Ocean par value $0.000001 at a per-share exercise price of $11.00 ("***Ocean Warrant #1***"), a copy of which is attached hereto as Exhibit A-1;

WHEREAS, Holder is the holder of a warrant to purchase 62,500 shares of common stock of Ocean par value $0.000001 at a per-share exercise price of $11.00 ("***Ocean Warrant #2***"), a copy of which is attached hereto as Exhibit A-2;

WHEREAS, Holder is the holder of a warrant to purchase 75,000 shares of common stock of Ocean par value $0.000001 at a per-share exercise price of $10.20 ("***Ocean Warrant #3***", and collectively with Ocean Warrant #1 and Ocean Warrant #2, the "***Ocean Warrants***"), a copy of which is attached hereto as Exhibit A-3;

WHEREAS, on August 31, 2022, Aesther and Ocean entered into an Agreement and Plan of Merger, as amended (the "***Merger Agreement***"), by and among Aesther, Ocean, AHAC Meger Sub Inc., Aesther Healthcare Sponsor, LLC and Dr. Chirinjeev Kathuria in which AHAC Merger Sub Inc. will merge into Ocean in exchange for common stock shares of Aesther as part of a de-SPAC transaction (the "***Aesther de-SPAC***");

WHEREAS, upon the closing of the Aesther de-SPAC, Aesther will change its legal name to Ocean Biomedical, Inc. and Ocean will change its name to something else;

WHEREAS, in the event the Aesther de-SPAC closes, the Parties desire Ocean Warrant #1 be exchanged with a new warrant to purchase common stock shares of Ocean Biomedical, Inc. (formerly Aesther) in the form attached hereto as Exhibit B-1 ("***Aesther Warrant #1***");

WHEREAS, in the event the Aesther de-SPAC closes, the Parties desire Ocean Warrant #2 be exchanged with a new warrant to purchase common stock shares of Ocean Biomedical, Inc. (formerly Aesther) in the form attached hereto as Exhibit B-2 ("***Aesther Warrant #2***");

WHEREAS, in the event the Aesther de-SPAC closes, the Parties desire Ocean Warrant #3 be exchanged with a new warrant to purchase common stock shares of Ocean Biomedical, Inc. (formerly Aesther) in the form attached hereto as Exhibit B-3 ("***Aesther Warrant #3***" and collectively with Aesther Warrant #1 and Aesther Warrant #2, the "***Aesther Warrants***");

NOW THEREFORE, the Parties agree as follows:

1. Effective immediately upon the closing of the Aesther de-SPAC, the Ocean Warrants shall be automatically terminated along with any all rights thereunder.

2. Within five (5) business days following the Aesther de-SPAC, Ocean Biomedical, Inc. (formerly Aesther) shall issue and deliver to Holder the Aesther Warrants.

3. This Agreement shall be governed in all respects by the laws of the State of Delaware, without reference to its conflicts of law principles.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

HOLDER:

SECOND STREET CAPITAL, LLC

BY: ______________________

NAME: Eric Hardgrave

TITLE: Managing Member

OCEAN:

OCEAN BIOMEDICAL, INC.

BY: ______________________

NAME: ______________________

TITLE: ______________________

AESTHER:

AESTHER HEALTHCARE ACQUISITION CORP.

BY: ______________________

NAME: ______________________

TITLE: ______________________

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

HOLDER:

SECOND STREET CAPITAL, LLC

BY: [signature]

NAME: Eric Hardgrave

TITLE: Managing Member

OCEAN:

OCEAN BIOMEDICAL, INC.

BY: DocuSigned by: Chirinjeev Kathuria 3875E283A8D0427...

NAME: Chirinjeev Kathuria

TITLE: Executive Chairman

AESTHER:

AESTHER HEALTHCARE ACQUISITION CORP.

BY: DocuSigned by: [signature] DC6C91CE98BD40B...

NAME: Suren Ajjarapu

TITLE: Chief Executive Officer